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                   (First Interstate Center)


     THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST (this "ASSIGNMENT AND ASSUMPTION") is made as of December 15, 1995, by and between CARLYLE SEATTLE ASSOCIATES, an Illinois general partnership ("ASSIGNOR"), to WRIGHT RUNSTAD PROPERTIES, L.P., a Delaware limited partnership ("ASSIGNEE").

        W I T N E S S E T H,  T H A T    W H E R E A S:
        -----------------------------------------------

     A. Assignor is a limited partner of that certain Washington limited partnership known as "WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP" (the "PARTNERSHIP"), which Partnership is currently governed by that certain partnership agreement captioned "AGREEMENT OF LIMITED PARTNERSHIP OF WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP, dated as of November 30, 1994, by and between Assignor and Assignee (the "PARTNERSHIP AGREEMENT"), the sole asset of the Partnership being that certain land and improvements located in the City of Seattle, State of Washington, consisting principally of an office complex commonly known as the "First Interstate Center" (the "PROPERTY").

     B. Pursuant to that certain agreement (the "OPTION LETTER") captioned "LETTER RE SALE/OPTION AND PARTNERSHIP AGREEMENT, dated as of May 15, 1994, by and between Assignor and 999 Third Avenue Ltd. ("999 THIRD AVENUE"), a Washington limited partnership (predecessor in interest to Assignee under the Option Letter), Assignor and Assignee entered into that certain agreement (the "PRIOR ASSIGNMENT") captioned "ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST", dated as of November 30, 1994, whereby Assignor assigned to Assignee and Assignee assumed an undivided portion of Assignor's interest in the Partnership.

     C. Assignor desires to assign the remaining interest of Assignor under the Partnership Agreement, as more particularly described in the Partnership Agreement (the "SUBJECT PARTNERSHIP INTEREST") to Assignee, Assignee desires to assume the Subject Partnership Interest, and Assignor desires to withdraw as a partner of the Partnership.

     NOW, THEREFORE, THESE PRESENTS WITNESS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
To turn over unto Assignee the entire Subject Partnership Interest. This Assignment and Assumption, when taken together with the Prior
Assignment, constitute the assignment by Assignor to Assignee of the entirety of Assignor's interest in and to the Partnership, and accordingly, Assignor hereby withdraws as a partner in the Partnership as of the date hereof.

     2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants to Assignee the following: (i) the Subject Partnership Interest is free and clear of any liens, encumbrances, claims or liabilities of any kind or nature created by, through or under Assignor, except as created by the Partnership Agreement;
(ii) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignor; and (iii) Assignor is a partnership, duly organized, validly existing and in good standing under the laws of the State of Illinois, and has the capacity and authority to enter into this Assignment and Assumption.

     3. "AS IS" NATURE OF ASSIGNMENT. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE, ASSIGNEE HEREBY ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF THE SUBJECT PARTNERSHIP INTEREST IS ON AN "AS IS, WHERE IS" BASIS AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY
NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, THE PARTNERSHIP OR THE SUBJECT PARTNERSHIP INTEREST. ASSIGNEE ACKNOWLEDGES THAT (A) ASSIGNEE OR AN AFFILIATE OF ASSIGNEE HAS BEEN A GENERAL PARTNER IN THE PARTNERSHIP SINCE MARCH 10, 1982, AND IT HAS HAD FULL AND ADEQUATE OPPORTUNITY TO COMPLETE ALL PHYSICAL, FINANCIAL AND
OTHER EXAMINATIONS AND DUE DILIGENCE RELATING TO THE ACQUISITION OF THE SUBJECT PARTNERSHIP INTEREST HEREUNDER PRIOR TO THE DATE HEREOF, AND IT HEREBY ACCEPTS THE SUBJECT PARTNERSHIP INTEREST, APPROVES OF SUCH MATTERS AND AGREES TO PURCHASE THE SUBJECT PARTNERSHIP INTEREST ON AN "AS IS" BASIS; AND (B) IT WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF SUCH EXAMINATIONS AND NOT ON ANY INFORMATION PROVIDED BY ASSIGNOR (OTHER THAN AS EXPRESSLY PROVIDED IN PARAGRAPH 2 ABOVE).

     4. ASSUMPTION. Assignee hereby accepts the assignment of the Subject Partnership Interest, agrees to be bound by the terms of the Partnership Agreement, and assumes the performance of all of the obligations of Assignor under the Partnership Agreement to the extent related to the Subject Partnership Interest first arising or accruing on and after the date of this Assignment and Assumption of Partnership Interest (including, without limitation, obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof). Since Assignee will be the sole remaining partner in the Partnership after the delivery of this Assignment, Assignee shall take such execution of a certificate of cancellation of the Certificate of Limited Partnership of the Partnership) and reflect such termination by recording an instrument conveying title to the Property to Assignee in the appropriate land records of the county in which the Property is situated.

     5. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor the following: (i) this Assignment and Assumption is duly authorized, executed and delivered by and is binding upon Assignee; and (ii) Assignee is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the capacity and authority to enter into this Assignment and Assumption.

     6.   INDEMNIFICATION BY ASSIGNEE AND THE PARTNERSHIP.
Assignee and the Partnership shall jointly and severally hold harmless, indemnify and defend Assignor from and against: (i) any and all "Claims" (as hereinafter defined) whether direct, contingent or consequential and no matter how arising, in any way and to the extent related to the Subject Partnership Interest, the Partnership or the Property and arising or accruing on and after the date hereof (including, without limitation, Claims related to obligations under contracts, leases and other agreements entered into by the Partnership prior to date hereof, to the extent such obligations relate to the period commencing on the date hereof, but excluding any Claims to the extent arising from Assignor's gross-negligence or wilful misconduct during such period). The indemnity provided for under this paragraph shall be subject to the following provisions:

     A. The indemnity shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

     B. The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within 45 days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the indemnitee in effecting such settlement.
also extend to the present or future direct or indirect partnersin, or agents or affiliates of, Assignor, the affiliates of any of the foregoing, and the officers, directors, shareholders, partners, trustees, beneficiaries, advisors, and employees of any of the foregoing.

     D. As used herein, "CLAIM" means any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense.

     7. BINDING EFFECT. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns.

     8.   GOVERNING LAW.  THIS ASSIGNMENT AND ASSUMPTION SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICTS OF LAW).

     9. NO THIRD PARTY BENEFICIARIES. Except as provided in paragraph 6 hereof, nothing in this Assignment and Assumption, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns.

     10. LIMITATION OF LIABILITY. Notwithstanding anything to the contrary in this Assignment and Assumption, the Partnership Agreement, the Option Letter or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, in no event shall any present or future direct or indirect partner in, or agent or affiliate of, Assignor, nor any officer, director, shareholder, partner, trustee, beneficiary, advisor, or employee of any of the foregoing have any personal liability, directly or indirectly, under or in connection with this Assignment and Assumption, the Partnership Agreement, the Option Letter, or any agreement, instrument or certificate evidencing, securing or otherwise executed in connection therewith, or any amendment or modification of any of the foregoing instruments made at any time or times, heretofore and hereafter; the recourse of Assignee and each of its successors and all other persons and entities in connection with the foregoing being limited to the solely to assets of Assignor for the payment of any claim or for any performance, and each of Assignee and its successors hereby waives such personal liability. In no event shall any contribution obligation of any partner in Assignor (including, without limitation, any obligation to fund a negative capital account) be considered an asset of Assignor for purposes of this paragraph. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or such parties provided by law or by any other contract, agreement or instrument. itself and its successors and assigns, hereby absolutely and irrevocably waives, releases and forever discharges the other party and its affiliates and their respective partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors and employees, from any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any facts or circumstances existing on or before the date hereof and relating to the Partnership, the Property or the operation thereof; provided, however, that the foregoing shall in no event release or otherwise limit any party's rights or obligations under this Assignment and Assumption, the Prior Assignment or the Option Letter. Each of 999 Management Limited and 999 Third Avenue, by execution hereof, hereby provide the same release as that set forth above by Assignor.

     12. COUNTERPARTS. This Assignment and Assumption may be executed in multiple counterparts, all of which when taken together shall deem to constitute one instrument.
and delivered this Assignment and Assumption as of the day, month and year first above written.

                    ASSIGNOR:

                    CARLYLE SEATTLE ASSOCIATES,
                    a general partnership

                    By: CARLYLE REAL ESTATE LIMITED
                          PARTNERSHIP-XII,
                          a limited partnership,
                          General Partner

                          By: JMB REALTY CORPORATION,
                          a Delaware corporation,
                          General Partner

                          By: ___________________________
                          Name: _________________________
                          Title: __________________________

                    By: CARLYLE REAL ESTATE LIMITED
                          PARTNERSHIP-X,
                          a limited partnership,
                          General Partner

                          By: JMB REALTY CORPORATION,
                          a Delaware corporation,
                          General Partner

                          By: ___________________________
                          Name: _________________________
                          Title: __________________________


                    ASSIGNEE:

                    WRIGHT RUNSTAD PROPERTIES L.P.,
                    a Delaware limited partnership

                    By:  WRIGHT RUNSTAD ASSET MANAGEMENT L.P.
                         a Washington limited partnership,
                         General Partner

                         By:  WRAM, INC.,
                              a Washington corporation,
                              General Partner

                         By:___________________________________
                         Name:_________________________________
                         Title:________________________________

     The undersigned hereby joins in the execution of this Assignment and Assumption solely for the purpose of agreeing to indemnify, defend and hold harmless, jointly and severally with Assignee, each person or entity entitled to indemnification pursuant to the terms of paragraph 6 of this Assignment and Assumption, to consent to the assignment and assumption provided for herein and the withdrawal of Assignor as a partner in the Partnership as required pursuant to Section 7.1 of the Partnership Agreement, and to agree to be bound by the release contained in paragraph 11 of hereof.

               WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP, a Washington limited partnership

               By:  WRIGHT RUNSTAD PROPERTIES L.P.,
                    a Delaware limited partnership
                    General Partner

                    By:  WRIGHT RUNSTAD ASSET MANAGEMENT L.P.
                         a Washington limited partnership,
                         General Partner

                         By:  WRAM, INC.,
                              a Washington corporation,
                              General Partner

                         By:___________________________________
                         Name:_________________________________
                         Title:________________________________


     The undersigned, 999 Management Limited, a Washington limited partnership, hereby joins in this Assignment and Assumption for the purpose of agreeing to the release contained in paragraph 11 hereof.

                    999 MANAGEMENT LIMITED,
                    a Washington limited partnership

                    By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                         PARTNERSHIP,
                         a Washington limited partnership,
                         General Partner

                         By:  WRIGHT RUNSTAD & COMPANY,
                              a Washington corporation,
                              General Partner

                              By:
                              Name:
                              Title:


     The undersigned, 999 Third Avenue, Ltd., a Washington limited partnership, hereby joins in this Assignment and Assumption for the purpose of agreeing to the release contained in paragraph 11 thereof.

                    999 THIRD AVENUE, LTD.,
                    a Washington limited partnership

                    By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                         PARTNERSHIP,
                         a Washington limited partnership,
                         General Partner

                         By:  WRIGHT RUNSTAD & COMPANY,
                              a Washington corporation,
                              General Partner

                              By:
                              Name:
                              Title: